BlackRock Asian Dragon Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock FundsSM

BlackRock Advantage International Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Alternative Capital Strategies Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Equity Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Global Long/Short Equity Fund

BlackRock Impact Bond Fund

BlackRock International Dividend Fund

BlackRock Tactical Opportunities Fund

BlackRock Technology Opportunities Fund

BlackRock Total Emerging Markets Fund

BlackRock Total Factor Fund

BlackRock Latin America Fund, Inc.

BlackRock Series, Inc.

BlackRock International Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 29, 2017 to the Statement of Additional Information (“SAI”) of each Fund

Effective January 1, 2018, the securities lending agreement between each Fund and BlackRock Investment Management, LLC (“BIM”) is amended to permit the Fund to engage in a full lending program and to reflect new fee arrangements between the Fund and BIM. Accordingly, effective January 1, 2018, each Fund’s SAI is amended as follows:

The fourth through seventh paragraphs of the section of the SAI of BlackRock Asian Dragon Fund, Inc., the fifth through eighth paragraphs of the section of the SAI of each of BlackRock Advantage International Fund, BlackRock Alternative Capital Strategies Fund, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Dividend Fund, BlackRock Emerging Markets Equity Strategies Fund, BlackRock Emerging Markets Fund, Inc., BlackRock Global Long/Short Equity Fund, BlackRock Impact Bond Fund, BlackRock International Dividend Fund, BlackRock International Fund, BlackRock Latin America Fund, Inc., BlackRock Tactical Opportunities Fund, BlackRock Technology Opportunities Fund, BlackRock Total Emerging Markets Fund and BlackRock Total Factor Fund, the fifth through ninth paragraphs of the section of the SAI of BlackRock Global Long/Short Credit Fund and the sixth through ninth paragraphs of the section of the SAI of BlackRock All-Cap Energy & Resources Portfolio entitled “VII. Portfolio Transactions and Brokerage” are deleted in their entirety and replaced with the following:

The Fund conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that the Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, acts as securities lending agent for the Fund, subject to the overall supervision of the Manager. BIM administers the lending program in accordance with guidelines approved by the [Fund’s][Trust’s][Corporation’s] Board.

The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, distribution fee or service fee. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Fund would be subject to any such liquidity fee or redemption gate imposed.

Pursuant to the current securities lending agreement: (i) the Fund retains 80% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Under the securities lending program, the Fund is categorized into a specific asset class. The determination of the Fund’s asset class category (fixed-income, domestic equity, international equity or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the [Fund][Trust][Corporation] and BIM.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 85% of securities lending income; and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Prior to January 1, 2018, the Fund had a different securities lending arrangement.

Shareholders should retain this Supplement for future reference.

SAI-GLOBAL-1217SUP

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